Exhibit 99.1

CVS Health Provides Update to Board and Management Roles

Upon Closing of Aetna Acquisition

Will expand Board to include three additional Aetna Directors with deep insurance company oversight experience

Eva Boratto to become CFO; Shawn Guertin to remain with company for transition period to play key role in financial integration

Woonsocket, RI (October 10, 2018) – CVS Health (NYSE: CVS) today announced that three additional Aetna directors with deep insurance company oversight experience — Edward J. Ludwig, Fernando Aguirre, and Roger N. Farah — will join the CVS Health Board following the completion of its acquisition of Aetna. The appointment of these three Aetna directors, together with the previously announced addition of Mark T. Bertolini, Aetna’s current Chairman and Chief Executive Officer, will bring the total number of CVS Health Board members to 16.

CVS Health also announced today that following the completion of the transaction, Eva C. Boratto, currently CVS Health’s Executive Vice President – Controller and Chief Accounting Officer, will become Executive Vice President and Chief Financial Officer of CVS Health. Shawn M. Guertin has decided to step away for personal and family reasons, but will remain with CVS Health until June 2019 to help the combined company with integration and financial planning strategy. As previously disclosed, Aetna will be managed as a distinct operating entity within the CVS Health organization.

“While this was a highly personal decision for Shawn, he is reassured with the knowledge that the company has an extremely strong finance team. During pre-close integration work, Shawn came to value the depth and breadth of talent in the CVS Health finance organization that will be complemented by the deep and talented bench in the Aetna finance group,” said Larry J. Merlo, President and Chief Executive Officer. “We respect Shawn and wish him well.”

Board Expansion

“We are delighted to welcome Fernando, Mark, Roger and Ed to the CVS Health Board,” said David W. Dorman, Chairman of CVS Health. “Our shareholders will benefit from the depth of their knowledge of Aetna’s business and their complementary expertise, which will be essential to the combined company as we transform the way health care is delivered in America.”

Mr. Ludwig joined the Aetna Board of Directors in 2003 and has served as Lead Director since 2012. He also is a member of the executive, investment and finance, nominating and corporate governance, and compensation and talent management committees. Mr. Farah joined the Aetna Board in 2007 and chairs the compensation and talent management committee, and he is a member of the executive and investment and finance committees. Mr. Aguirre joined the Aetna Board in 2011 and chairs the nominating and corporate governance committee, and he is a member of the executive and audit committees. The terms of Messrs. Aguirre, Bertolini, Farah and Ludwig on the CVS Health Board will begin immediately after the closing of the Aetna acquisition.

CFO Appointment

Eva Boratto has an extensive financial background that spans more than 20 years and includes senior positions in both the pharmaceutical manufacturing and PBM industries, along with other health care finance roles. She joined CVS Health in 2010 as Senior Vice President, PBM Finance and most recently has served as CVS Health’s Executive Vice President – Controller and Chief Accounting Officer.

Prior to joining CVS Health, Ms. Boratto served in a number of executive positions at Merck & Co., including Vice President, U.S. Market Finance Leader, with responsibility for financial oversight of Merck’s U.S. pharmaceutical market, and Vice President, Investor Relations.

“Eva is an exceptionally talented leader with broad financial experience and excellent management capabilities who, during her nearly ten years at CVS Health, has served as a trusted advisor to me and to our Board of Directors,” Merlo said. “With knowledge of our business and of all aspects of the financial function of a multi-faceted organization, she will play a vital role in both our integration work and in our efforts to drive needed change in our health care system to deliver both near and long-term value for our shareholders.”

NEW BOARD MEMBER BIOS

Mr. Ludwig has served on the Aetna Board since 2003 and has served as Aetna’s Lead Director since 2012. He has significant executive-level leadership and business expertise with more than 30 years of experience in the medical technology field, including serving for over ten years in each of the roles of Chief Executive Officer and Chairman of Becton, Dickinson and Company after serving as its Chief Financial Officer. He also has significant public company board experience serving on the board of several companies, including Boston Scientific Corporation, where he is currently the Lead Independent Director.

Mr. Aguirre has served on the Aetna Board since 2011 and has extensive consumer products, global business and executive leadership experience, including as Chief Executive Officer and Chairman of Chiquita Brands International, Inc. from 2004 to 2012 and in several senior positions over 23 years at The Procter & Gamble Company. He also has served as an independent director on several other public company boards.

Mr. Farah has served on the Aetna Board since 2007 and has extensive business and leadership experience. He has developed strong marketing, brand management and consumer insights in his over 40 years in the retail industry, including as Co-Chief Executive Officer, Director and Executive Director of Tory Burch LLC and President, Chief Operating Officer, Director and Vice Chairman of Ralph Lauren Corporation. He also has extensive experience serving on a number of public company boards and is currently the Chairman of the Board of Tiffany & Co.

About CVS Health

CVS Health is a pharmacy innovation company helping people on their path to better health. Through its more than 9,800 retail locations, more than 1,100 walk-in medical clinics, a leading pharmacy benefits manager with approximately 94 million plan members, a dedicated senior pharmacy care business serving more than one million patients per year, expanding specialty pharmacy services, and a leading stand-alone Medicare Part D prescription drug plan, the company enables people, businesses and communities to manage health in more affordable and effective ways. This unique integrated model increases access to quality care, delivers better health outcomes and lowers overall health care costs. Find more information about how CVS Health is shaping the future of health at https://www.cvshealth.com.

Investor Contact:

Mike McGuire

(401) 770-4050

michael.mcguire@cvshealth.com

Media Contact:

Carolyn Castel

Carolyn.Castel@CVSHealth.com

401-770-5717

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the transaction, CVS Health filed a registration statement on Form S-4 with the Securities and SEC, which includes a joint proxy statement of CVS Health and Aetna that also constitutes a prospectus of CVS Health. The registration statement was declared effective by the SEC on February 9, 2018 (the “Registration Statement”), and CVS Health and Aetna commenced mailing the definitive joint proxy statement/prospectus to stockholders of CVS Health and shareholders of Aetna on or about February 12, 2018 (the “Joint Proxy Statement/Prospectus”) and the special meeting of the stockholders of CVS Health and the shareholders of Aetna was held on March 13, 2018. INVESTORS AND SECURITY HOLDERS OF CVS HEALTH AND AETNA ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC by CVS Health or Aetna through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CVS Health are available free of charge within the Investors section of CVS Health’s Web site at http://www.cvshealth.com/investors or by contacting CVS Health’s Investor Relations Department at 800-201-0938. Copies of the documents filed with the SEC by Aetna are available free of charge on Aetna’s internet website at http://www.Aetna.com or by contacting Aetna’s Investor Relations Department at 860-273-0896.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the “Reform Act”) provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation (“CVS Health”) or Aetna, Inc. (“Aetna”). This communication may contain forward-looking statements within the meaning of the Reform Act. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond CVS Health’s and Aetna’s control.

Statements in this communication regarding CVS Health and Aetna that are forward-looking, including CVS Health’s and Aetna’s projections as to the closing date of the transactions contemplated by the Agreement and Plan of Merger, dated as of December 3, 2017 (“Merger Agreement”), among CVS Health, Aetna and Hudson Merger Sub Corp., a wholly-owned subsidiary of CVS Health (the “transaction”), the extent of, and the time necessary to obtain, the regulatory approvals required for the transaction, the anticipated benefits of the transaction, the impact of the transaction on CVS Health’s and Aetna’s businesses, the expected terms and scope of the expected financing for the transaction, the ownership percentages of CVS Health’s common stock of CVS Health stockholders and Aetna shareholders at closing, the aggregate amount of indebtedness of CVS Health following the closing of the transaction, CVS Health’s expectations regarding debt repayment and its debt to capital ratio following the closing of the transaction, CVS Health’s and Aetna’s respective share repurchase programs and ability and intent to declare future dividend payments, the number of prescriptions used by people served by the combined companies’ pharmacy benefit business, the synergies from the transaction, and CVS Health’s, Aetna’s and/or the combined company’s future operating results, are based on CVS Health’s and Aetna’s managements’ estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond their control. In particular, projected financial information for the combined businesses of CVS Health and Aetna is based on estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of CVS Health and Aetna. Important risk factors related to the transaction could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transaction; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk that a condition to the closing of the proposed transaction may not be satisfied; the outcome of litigation related to the transaction; the ability to achieve the synergies and value creation contemplated; CVS Health’s ability to promptly and effectively integrate Aetna’s businesses; and the diversion of and attention of management of both CVS Health and Aetna on transaction-related issues.

In addition, this communication may contain forward-looking statements regarding CVS Health’s or Aetna’s respective businesses, financial condition and results of operations. These forward-looking statements also involve risks, uncertainties and assumptions, some of which may not be presently known to CVS Health or Aetna or that they currently believe to be immaterial also may cause CVS Health’s or Aetna’s actual results to differ materially from those expressed in the forward-looking statements, adversely impact their respective businesses, CVS Health’s ability to complete the transaction and/or CVS Health’s ability to realize the expected benefits from the transaction. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the transaction and/or CVS Health or Aetna, CVS Health’s ability to successfully complete the transaction and/or realize the expected benefits from the transaction. Additional information concerning these risks, uncertainties and assumptions can be found in CVS Health’s and Aetna’s respective filings with the SEC, including the risk factors discussed in “Item 1.A. Risk Factors” in CVS Health’s and Aetna’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC.

You are cautioned not to place undue reliance on any CVS Health’s and Aetna’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Neither CVS Health nor Aetna assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

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